The Satuit Capital Micro Cap Fund—SATMX ★★★★★

SATMX Historical Returns as of March 31, 2010 / Asset Level $86 Million


100%
80%
60%
40%
20%
0%
-20%
SATMX
Russell 2000
8.1% 8.85%
82.9%
62.76%
1.9%
-3.99%
8.1%
3.36%
13.4%
5.01%
First Quarter 2010
1-Year
3-Year Annualized
5-Year Annualized
Annualized Since Inception 12/12/2000

Source: Russell and Satuit Capital Management, LLC

★★★★★ As of March 31, 2010, SATMX achieved a 5-Star Rating based on a 5-year period and a 5-Star Overall Rating in Morningstar's Small Cap Growth category.

For details regarding SATMX's $22 million tax loss carry forward, please call 866-972-8848.

SATMX FUND EXPENSE RATIO

Gross expenses	2.30%
Fee waivers and/or expense reimbursements	(0.35%)
Net expenses	1.95%

Morningstar Rating for Funds For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages). The Overall Morningstar Rating™ for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating metrics. The Fund had the following ratings for the 3- and 5-periods respectively: 4-stars and 5-stars out of 669, and 563 Small Cap Growth Funds.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. As of March 31, 2010, the average market capitalization was approximately $1.12 billion; the median market capitalization was approximately $429 million. The largest company in the Index had an approximate market capitalization of $5.6 billion.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of SATMX before investing. SATMX's prospectus contains this and other information about SATMX and should be read carefully before investing. You may obtain a current copy of SATMX's prospectus by calling 1-866-972-8848. Past performance is no guarantee of future results. The investment return and principal value of an investment in SATMX will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of SATMX may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-972-8848. Absent waivers/reimbursements of fees and other operating expenses of the Fund, the Fund's return would have been less.

Funds whose investments are concentrated in a specific industry or in smaller capitalized companies may be subject to a higher degree of market risk than funds whose investments are diversified and may not be suitable for all investors.

SATMX Performance Data as of March 31, 2010 / Asset Level $86 Million


SATMX Performance Comparison to Morningstar Small Growth Category as of March 31, 2010
200
150
100
50
0
-50
3 MO
1 YR
3 YR
5 YR
Inception 12/12/2000

	3 Mo	1 Yr	3 Yr	5 Yr	Inception 12/12/2000
Total Return %	8.1	82.87	1.92	8.1	13.37
+/- Category Avg %	0.74	23.9	5.46	5.12	
Decile Rank in Category	4	1	1	1	
# of Funds in Category	790	762	660	547	
+/- S&P 500 Tr %	2.71	33.1	6.09	6.18	
+/- Russell 2000 Gr %	0.49	22.55	4.34	4.28	

Consistency of performance throughout market cycles is the hallmark of superior asset management. The investment philosophy and investment process of the Satuit Micro Cap Fund (SATMX) focuses on finding the companies that have the fundamental characteristics to achieve consistent long-term returns. While the return chart on the previous page focuses on absolute return versus our benchmark, we provide to you (above) SATMX historical relative returns versus the Russell 2000 and the Morningstar Small Cap Growth mutual fund category.

As can be seen from the ranges of return (grey bar) during the last one-year, three-year and five-year returns of Morningstar's Small Cap Growth Category, the returns have encompassed a wide range. During those periods of volatility, SATMX ranked consistently in the top deciles of performance, i.e. first decile ranking in all three periods—consistency being the hallmark of superior asset management.

The Morningstar category gives the investor a point of reference for evaluating a fund's performance. The Calendar Year figure indicates the amount by which a fund over- or under-performed its category during a given calendar year. While the investment objective stated in a fund's prospectus may or may not reflect how the fund actually invests, the Morningstar category is assigned based on the underlying securities in each portfolio. Morningstar categories help investors and investment professionals make meaningful comparisons between funds. The categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. Morningstar places funds in a given category based on their portfolio statistics and compositions over the past three years. When necessary, Morningstar may change a category assignment based on recent changes to the portfolio.

SATMX Strategy Data as of March 31, 2010 / Asset Level $86 Million

SATMX OVERVIEW

The Satuit Capital Micro Cap Fund (SATMX) has a $1,000 minimum investment. SATMX invests in companies with market capitalizations of $500 million of market cap or less. The investment philosophy of SATMX is that, over the long term, companies that trade at reasonable prices to their earnings growth rate and have potential for above average earnings growth may outperform the market. The investment process consists of proprietary quantitative model and qualitative analysis to determine a company's potential for revenue growth, margin expansion, improved balance sheet strength and cash flow. The NASDAQ Ticker Symbol is **SATMX.**

SECTOR ALLOCATION


Industrials
20%
Info Tech
18%
Health Care
16%
Cash
10%
Energy
10%
Cons Disc
10%
Financials
10%
Materials
4%
Cons Staples
3%

SATMX TOP 15 HOLDINGS

Name	Sym	% Wt	Sector
Boots & Coots International	WEL	1.38%	Energy
Northern Oil and Gas	NOG	1.34%	Energy
Measurement Specialties	MEAS	1.32%	Info Tech
Pozen Inc	POZN	1.26%	Health Care
Genesco Inc	GCO	1.22%	Cons Disc
Perry Ellis International Inc	PERY	1.22%	Cons Disc
Georesources Inc	GEOI	1.21%	Energy
Obagi Medical Products Inc	OMPI	1.21%	Health Care
Rti Biologics Inc	RTIX	1.20%	Health Care
Shuffle Master Inc	SHFL	1.20%	Cons Disc
Metalico Inc	MEA	1.19%	Industrials
Amtrust Financial Services	AFSI	1.18%	Financials
Celadon Group Inc	CGI	1.18%	Industrials
Gulfport Energy Corp	GPOR	1.18%	Energy
Schawk Inc	SGK	1.18%	Industrials

SATMX CHARACTERISTICS

Name	SATMX	Russell 2000
Total # of holdings	93	2000
$2 billion and greater	0	9.6%
$1 billion to $2 billion	1.2	40.1%
$500 million to $1 billion	20.6	29.1%
$500 million and under	78.2	21.2%
Weighted average market capitalization ($billion)	0.395	1.115
Median average market capitalization ($billion)	0.301	0.429
Portfolio yield	0.37%	1.13%
2010 P/E ratio	20.5x	19.3x
P/B ratio	1.85	1.85

The Fund's prospectus contains important information about the Fund's investment objectives, potential risk, management fees, charges and expenses, and other information. Please read and consider it carefully before investing or sending money. You may obtain a current copy of the Fund's prospectus by calling 1-866-972-8848.

Information provided with respect to the Fund's Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios is as of March 31, 2010 and is subject to change at any time.